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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K/A



                Current Report Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 1997
                                                         -----------------


                          MICROLEAGUE MULTIMEDIA, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      Pennsylvania                     1-11743                  23-2563090
      ------------                     -------                  ----------
 (State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



                             1001 Millersville Road
                         Lancaster, Pennsylvania, 19899
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               (Address of Principal Executive Offices) (Zip Code)




                                 (717) 872-6567
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              (Registrant's telephone number, including area code)





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This Form 8-K/A is being filed to amend Item 4 of the Current Report on Form 8-K of the Registrant filed on November 21, 1997.

Item 4. Changes in Registrant's Certifying Accountant.

        The Registrant's independent accountants, Coopers & Lybrand LLP resigned effective November 14, 1997. The reason for its resignation was the continuing non-payment of outstanding bills due to Coopers & Lybrand LLP from the Registrant. There were no disagreements between management and the independent accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The report of the independent accountants during the past two years did not contain an adverse opinion or disclaimer of opinion, nor was any such report modified as to uncertainty, audit scope or procedure, except that the independent accountants' opinion for the year ended 1996 contained an explanatory paragraph concerning the Registrant's ability to continue as a going concern.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (C) Exhibits.

                  (16) Letter on Change in Certifying Accountant. Letter from Coopers and Lybrand dated November 26, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MICROLEAGUE MULTIMEDIA, INC.


                                          By: /s/ Norman Some
                                              ---------------------------------
                                                  Norman Some,
                                                  Chief Executive Officer

Dated: March 4, 1998